Exhibit 99.3

BOSTON OMAHA CORPORATION AND KEY OUTDOOR, INC

Unaudited Pro Forma Consolidated Balance Sheet

and

Unaudited Pro Forma Consolidated Statements of Operations

BOSTON OMAHA CORPORATION AND KEY OUTDOOR, INC

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2018

ASSETS

	Historical (unaudited)
			Pro Forma		Pro Forma
	Boston Omaha	Key Outdoor	Adjustments	Notes	Consolidated

Current Assets:
Cash and cash equivalents	$88,166,783	$-	$(38,233,894)	(2a)	$49,932,889
Restricted cash	506,046	-	-		506,046
Accounts receivable, net	1,290,966	493,982	(493,982)	(2a)	1,290,966
Interest receivable	692,109	-	-		692,109
Short-term investments	4,856,131	-	-		4,856,131
U.S. Treasury securities available for sale	150,346,440	-	-		150,346,440
Prepaid expenses	1,098,959	125,748	108,146	(2a)	1,332,853

Total Current Assets	246,957,434	619,730	(38,619,730)		208,957,434

Property and Equipment, net	10,280,773	3,431,818	6,133,663	(2a)	19,846,254

Other Assets:
Goodwill	25,006,161	2,713,950	16,785,050	(2a)	44,505,161
Intangible assets, net	7,604,863	27,183	8,948,817	(2a)	16,580,863
Investments	32,177,419	-	-		32,177,419
Investments in unconsolidated affiliates	847,146	-	-		847,146
Funds held as collateral assets	862,046	-	-		862,046
Other	707,560	-	-		707,560

Total Other Assets	67,205,195	2,741,133	25,733,867		95,680,195

Total Assets	$324,443,402	$6,792,681	$(6,752,200)		$324,483,883

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND KEY OUTDOOR, INC

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2018

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND STOCKHOLDERS' EQUITY

	Historical (unaudited)
			Pro Forma		Pro Forma
	Boston Omaha	Key Outdoor	Adjustments	Notes	Consolidated

Current Liabilities:
Bank overdraft	$-	$15,839	$(15,839)	(2a)	$-
Accounts payable and accrued expenses	1,843,475	262,104	(262,104)	(2a)	1,843,475
Short-term payables for acquisitions	137,000	-	-		137,000
Funds held as collateral	862,046	-	-		862,046
Unearned premiums and deferred revenue	2,127,729	143,706	(143,706)	(2a)	2,127,729
Related party loans	-	1,570,000	(1,570,000)	(2a)	-
Current portion of long-term debt	-	749,887	(749,887)	(2a)	-

Total Current Liabilities	4,970,250	2,741,536	(2,741,536)		4,970,250

Long-term Liabilities:
Asset retirement obligations	174,669	40,481	-		215,150
Long-term debt, less current portion	-	2,317,700	(2,317,700)	(2a)	-
Deferred tax liability	57,000	-	-		57,000

Total Liabilities	5,201,919	5,099,717	(5,059,236)		5,242,400

Redeemable Noncontrolling Interest:	1,190,187	-	-		1,190,187

Stockholders' Equity:
Preferred stock, $.001 par value, 1,000,000 authorized, 0 shares issued and outstanding	-	-	-		-
Class A common stock, $.001 par value, 38,838,884 shares authorized, 20,894,774 shares issued and outstanding, respectively	20,895	-	-		20,895
Class B common stock, $.001 par value, 1,161,116 shares authorized, 1,055,560 shares issued and outstanding	1,056	-	-		1,056
Capital stock, no par value, 10,000 shares authorized, 300 shares issued and outstanding	-	6,000	(6,000)	(2a)	-
Additional paid-in capital	332,907,911	-	-		332,907,911
(Accumulated deficit) retained earnings	(14,878,566)	1,686,964	(1,686,964)	(2a)	(14,878,566)

Total Stockholders' Equity	318,051,296	1,692,964	(1,692,964)		318,051,296

Total Liabilities, Redeemable Noncontrolling interest and Stockholders' Equity	$324,443,402	$6,792,681	$(6,752,200)		$324,483,883

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND KEY OUTDOOR, INC

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2018

	Historical (unaudited)		Pro Forma		Pro Forma
	Boston Omaha	Key Outdoor	Adjustments	Notes	Consolidated
Revenues:
Billboard rentals, net	$3,249,459	$2,981,577	$-		$6,231,036
Premiums earned	984,349	-	-		984,349
Insurance commissions	1,516,868	-	-		1,516,868
Investment and other income	62,027	-	-		62,027

Total Revenues	5,812,703	2,981,577	-		8,794,280

Costs and Expenses:
Cost of billboard revenues (exclusive of depreciation and amortization)	1,565,621	1,106,679	-		2,672,300
Cost of insurance revenues	477,536	-	-		477,536
Employee costs	3,706,024	773,524	-		4,479,548
Professional fees	1,420,375	35,601	-		1,455,976
General and administrative	1,700,215	448,196	-		2,148,411
Amortization	1,451,240	1,743	1,349,457	(2b)	2,802,440
Depreciation	635,407	292,858	38,625	(2b)	966,890
Loss (gain) on disposition of assets	81,857	(129,835)	-		(47,978)
Bad debt expense	14,515	-	-		14,515
Accretion	5,995	-	-		5,995

Total Costs and Expenses	11,058,785	2,528,766	1,388,082		14,975,633

Net Income (Loss) from Operations	(5,246,082)	452,811	(1,388,082)		(6,181,353)

Other Income (Expense):
Interest income	1,091,946	-	-		1,091,946
Equity in income of unconsolidated affiliates	385,091	-	-		385,091
Unrealized gains (loss) on securities	113,303	-	-		113,303
Loss on disposition of assets	(54,733)	-	-		(54,733)
Interest expense	(1,804)	(129,955)	-		(131,759)

Net Income (Loss) Before Income Tax	(3,712,279)	322,856	(1,388,082)		(4,777,505)
Income Tax (Provision) Benefit	-	-	-	(3b)	-

Net Income (Loss)	(3,712,279)	322,856	(1,388,082)		(4,777,505)
Noncontrolling Interest in Subsidiary Loss	44,800	-	-		44,800

Net Income (Loss) Attributable to Common Stockholders	$(3,667,479)	$322,856	$(1,388,082)		$(4,732,705)

Basic and Diluted Net Loss per Share	$(0.21)			(3a)	$(0.27)

Basic and Diluted Weighted Average Class A and Class B Common Shares Outstanding	17,780,454			(3a)	17,780,454

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND KEY OUTDOOR, INC

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2017

	Historical		Pro Forma		Pro Forma
	Boston Omaha	Key Outdoor	Adjustments	Notes	Consolidated
Revenues:
Billboard rentals, net	$5,265,746	$6,050,073	$-		$11,315,819
Premiums earned	2,031,597	-	-		2,031,597
Insurance commissions	1,586,200	-	-		1,586,200
Investment and other income	130,802	-	-		130,802

Total Revenues	9,014,345	6,050,073	-		15,064,418

Costs and Expenses:
Cost of billboard revenues (exclusive of depreciation and amortization)	2,690,538	2,240,237	-		4,930,775
Cost of insurance revenues	739,657	-	-		739,657
Employee costs	4,420,231	1,724,812	-		6,145,043
Professional fees	2,183,647	55,772	-		2,239,419
General and administrative	1,889,531	970,543	-		2,860,074
Amortization	2,410,081	11,294	2,691,106	(2b)	5,112,481
Depreciation	943,845	690,969	(28,002)	(2b)	1,606,812
Loss on disposition of assets	362,575	12,213	-		374,788
Bad debt expense	147,172	3,485	-		150,657

Total Costs and Expenses	15,787,277	5,709,325	2,663,104		24,159,706

Net Income (Loss) from Operations	(6,772,932)	340,748	(2,663,104)		(9,095,288)

Other Income (Expense):
Interest income	95,779	110	-		95,889
Equity in income of unconsolidated affiliates	73,760	-	-		73,760
Unrealized gains (loss) on securities	132,191	-	-		132,191
Interest expense	(8,255)	(249,597)	-		(257,852)

Net Income (Loss) Before Income Tax	(6,479,457)	91,261	(2,663,104)		(9,051,300)
Income Tax (Provision) Benefit	-	-	-	(3b)	-

Net Income (Loss)	(6,479,457)	91,261	(2,663,104)		(9,051,300)
Noncontrolling Interest in Subsidiary Loss	11,547	-	-		11,547

Net Income (Loss) Attributable to Common Stockholders	$(6,467,910)	$91,261	$(2,663,104)		$(9,039,753)

Basic and Diluted Net Loss per Share	$(0.60)			(3a)	$(0.84)

Basic and Diluted Weighted Average Class A and Class B Common Shares Outstanding	10,817,198			(3a)	10,817,198

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND KEY OUTDOOR, INC

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 1.	BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet has been prepared by applying pro forma adjustments to Boston Omaha Corporation’s (“Boston Omaha”) (“the Company”) unaudited consolidated balance sheet as of June 30, 2018 and Key Outdoor, Inc.’s (“Key”) unaudited balance sheet as of June 30, 2018.

The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2018 has been prepared from Boston Omaha’s unaudited interim consolidated statement of operations for the six months ended June 30, 2018 and from Key’s unaudited interim statement of operations for the six months ended June 30, 2018.

Boston Omaha’s audited consolidated financial statements and Key’s audited financial statements have been used in the preparation of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2017.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Boston Omaha and Key as follows:

Boston Omaha’s audited consolidated financial statements for the years ended December 31, 2017 and 2016 and the notes relating thereto, as found in its Form 10-K which was filed with the Securities and Exchange Commission on March 30, 2018;

Boston Omaha’s unaudited consolidated financial statements for the six months ended June 30, 2018 and the notes relating thereto, as found in its Form 10-Q which was filed with the Securities and Exchange Commission on August 13, 2018;

Key’s audited financial statements for the year ended December 31, 2017 and the notes relating thereto included in this Form 8-K/A and;

Key’s unaudited financial statements for the six months ended June 30, 2018 and the notes relating thereto included elsewhere in this Form 8-K/A.

NOTE 2.	BUSINESS ACQUISITION

On August 22, 2018, Link Media Midwest, LLC (“Link Midwest”) entered into an Asset Purchase Agreement with Key Outdoor, Inc., Angela K. Dahl, and Robert A, Dahl by which Link Midwest acquired over 700 billboard structures and related assets from Key Outdoor, Inc.. The billboards and related assets are located in Illinois, Iowa, and Missouri.

Link Midwest is a wholly-owned subsidiary of Link Media Holdings, LLC, a wholly-owned subsidiary of Boston Omaha Corporation, (the “Company”).

The purchase price for the acquired assets was $38,000,000, subject to certain post-closing adjustments, which totaled $233,894, and was paid in cash. A portion of the purchase price equal to $1,900,000 will be held back by Link Midwest and disbursed, subject to any claims for indemnification, over an 18 month period. Another $329,467 is being held back as required consent holdback. Each of Key Outdoor, Inc. and Angela K. Dahl and Robert A. Dahl, Key Outdoor Inc.’s principals, have also entered into five year non-competition and non-solicitation agreements in connection with the acquisition. Total cash distributed at closing was $36,004,427, which included $1,000,778 paid to satisfy in full the related party loans balance as of August 22, 2018.

BOSTON OMAHA CORPORATION AND KEY OUTDOOR, INC

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 2.	BUSINESS ACQUISITION (Continued)

Recognized Amount of Identifiable Assets Acquired and Liabilities Assumed

The Company has performed a preliminary valuation analysis of the fair market value of Key’s assets to be acquired and liabilities to be assumed. Using the total consideration for the acquisition, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the transaction’s closing date, August 22, 2018:

Identifiable Assets:
Prepaid expenses	$233,894
Property and equipment	9,565,481

Subtotal	9,799,375

Intangible Assets:
Goodwill	19,499,000
Intangible assets	8,976,000

Total Identifiable Assets Acquired	38,274,375

Liabilities Assumed:	40,481

Total Liabilities Assumed	40,481

Total Identifiable Net Assets	$38,233,894

This preliminary purchase price allocation has been used to prepare pro forma adjustments, (2a), in the pro forma balance sheet and statement of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property and equipment, (2) changes in allocations to intangible assets such as permits, noncompetition agreements, and customer relationships as well as goodwill and (3) other changes to assets and liabilities.

Depreciation and amortization, (2b), have been provided for property and equipment and finite intangible assets based on the preliminary purchase price allocation. Property and equipment have been depreciated on a straight-line basis over their estimated useful lives of five, ten or fifteen years. Intangible assets having a finite life have been amortized on a straight-line basis over their estimated useful lives of three, five or ten years.

All significant intercompany balances have been eliminated in consolidation.

BOSTON OMAHA CORPORATION AND KEY OUTDOOR, INC

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 3.	PRO FORMA ADJUSTMENTS

Earnings per share

(3a) The basic net income (loss) per common share is computed by dividing the net income (loss) by the weighted average number of Class A and Class B common shares outstanding.

Income Tax (Provision) Benefit

(3b) Federal and state income taxes have not been provided as the Company has experienced net operating losses for federal tax purposes and state income taxes have not been significant.